Related Parties and Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 026 [Member]
Related Parties and Parties-in-Interest [Abstract]
Related Parties and Parties-in-Interest
Note 6 - Related Parties and Parties-in-Interest:

The Plan holds shares of mutual funds and units of a common collective trust fund in a Master Trust, managed by the Trustee of the Plan. The Plan also invests in common stock of the Company through a unitized stock fund held by the Master Trust. The unitized stock fund held 536,687 and 577,193 shares of Sensient Technologies Corporation common stock at December 31, 2025 and 2024, respectively. During the year ended December 31, 2025, the unitized stock fund purchased $3,201,751 of shares and sold $7,294,723 of shares. These transactions qualify as related party transactions; however, they are exempt from the prohibited transactions rules under ERISA. The Plan pays fees to the Trustee for investment management, recordkeeping, and other administrative services.